POWER OF ATTORNEY

               Each person whose signature appears below appoints Stuart W. Fuhlendorf, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign an annual report to be filed with the Securities and Exchange Commission (the "Commission") on Form 10-K for the year ended December 31, 1997, by EFTC Corporation (formerly named "Electronic Fab Technology, Corp."), a Colorado corporation (the "Company"), and all amendments thereto, and to file the same, with all exhibits thereto, with the Commission; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact lawfully do or cause to be done by virtue hereof.


Date:  March ____, 1998
                                                     Gerald J. Reid

Date: March 30, 1998                                 /s/ Jack Calderon
                                                     -----------------
                                                     Jack Calderon

Date: March ____, 1998
                                                     Lucille A. Reid

Date: March 30, 1998                                 /s/  Stuart W. Fuhlendorf
                                                     -------------------------
                                                     Stuart W. Fuhlendorf

Date: March 30, 1998                                 /s/  James A. Doran
                                                     -------------------
                                                     James A. Doran

Date: March 30, 1998                                 /s/ Robert McNamara
                                                     -------------------
                                                     Robert McNamara

Date: March 30, 1998                                 /s/ Brent Hofmeister
                                                     --------------------
                                                     Brent Hofmeister

Date: March 30, 1998                                 /s/ Masoud S. Shirazi
                                                     ---------------------
                                                     Masoud S. Shirazi

Date: March 30, 1998                                 /s/ Darrayl Cannon
                                                     ------------------
                                                     Darrayl Cannon

Date: March 30, 1998                                 /s/ Richard L. Monfort
                                                     ----------------------
                                                     Richard L. Monfort

Date: March ____, 1998
                                                     Lloyd A. McConnell

Date: March 30, 1998                                 /s/ David Van Wert
                                                     ------------------
                                                     David Van Wert

Date: March ____, 1998
                                                     Charles E. Hewitson

Date: March ____, 1998
                                                     Gregory C. Hewitson

Date: March 30, 1998                                 /s/  Matthew J. Hewitson
                                                     ------------------------
                                                     Matthew J. Hewitson

Date: March 30, 1998                                 /s/ Allen S. Braswell, Sr.
                                                     Allen S. Braswell, Sr.

Date: March 30, 1998                                 /s/ Allen S. Braswell, Jr.
                                                     Allen S. Braswell, Jr.


                                                         II-1

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